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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): FEBRUARY 14, 2002



                           SOURCECORP, INCORPORATED
            (Exact name of registrant as specified in its charter)


         DELAWARE                       0-27444               75-2560895
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)



                             3232 MCKINNEY AVENUE
                                  SUITE 1000
                             DALLAS, TEXAS 75204
                   (Address of principal executive offices)

                                (214) 740-6500
                       (Registrant's Telephone Number)



                             F.Y.I. INCORPORATED
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On February 14, 2002, the Registrant announced the change of its corporate name from F.Y.I. Incorporated to SOURCECORP, Incorporated and the change of its trading or ticker symbol on the Nasdaq Stock Market to SRCP. A copy of the press release announcing these changes is filed as Exhibit 99.1 to this Form 8-K. A copy of the Certificate of Ownership and Merger pursuant to which the name change was effected under Delaware law is filed as Exhibit
99.2 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

     99.1    Press Release issued by the Registrant on February 14, 2002.

     99.2 Certificate of Ownership and Merger filed with the Secretary of State of Delaware effective February 14, 2002 merging SourceCorp
             Incorporated with and into the Registrant and changing the name of the Registrant to SOURCECORP, Incorporated.












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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    February 14, 2002

                                        SOURCECORP, INCORPORATED
                                        (formerly F.Y.I. Incorporated)


                                        By:  /s/ Ed H. Bowman, Jr.
                                             --------------------------
                                             Ed H. Bowman, Jr.
                                             President and Chief Executive
                                             Officer















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                              INDEX TO EXHIBITS

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

 Item
Number     Description
------     -----------

99.1       Press Release issued by the Registrant on February 14, 2002.

99.2 Certificate of Ownership and Merger filed with the Secretary of State of Delaware effective February 14, 2002 merging SourceCorp
           Incorporated with and into the Registrant and changing the name of the Registrant to SOURCECORP, Incorporated.















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